UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 3, 2006

Commission File No. 0-26634

LECROY CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	13-2507777
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

700 Chestnut Ridge Road

Chestnut Ridge, New York 10977

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (825) 425-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2006, LeCroy Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) among the Company, 2006 Franklin Congress Corporation, a California corporation and a wholly owned subsidiary of the Company (“Sub”), Catalyst Enterprises, Inc., a California corporation (“Catalyst”), and Nader Salehomoum, as Equityholder Representative, pursuant to which Sub will merge with and into Catalyst (the “Merger”), with Catalyst continuing as the surviving corporation and as a wholly owned subsidiary of the Company.

Pursuant to the Merger Agreement, at the effective time of the Merger, each share of common stock, par value $0.01 per share, of Catalyst issued and outstanding immediately prior to the effective time (other than shares held by Catalyst, which will be canceled without payment of any consideration) were converted into the right to receive $3.2757362 in cash, without interest. Pursuant to the terms of the Merger Agreement, 10% of the merger proceeds was placed into escrow for the twelve-month period following the closing of the Merger.

The Merger, which was previously approved by the Company’s Board of Directors and Catalyst’s Board of Directors and shareholders, closed on October 2, 2006.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On October 3, 2006, the Company issued a press release announcing that it had entered into the Merger Agreement, a copy of which press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description of Exhibit

2.1

Agreement and Plan of Merger dated as of September 29, 2006, among 2006 Franklin Congress Corporation, a California corporation and a wholly owned subsidiary of the Company (“Sub”), Catalyst Enterprises, Inc., a California corporation (“Catalyst”), and Nader Salehomoum, as Equityholder Representative

99.1	Press release, dated October 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LECROY CORPORATION

By:	/s/ Sean O'Connor

Sean O’Connor

Vice President, Finance,

Chief Financial Officer,

Secretary and Treasurer

Dated: October 3, 2006

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1

Agreement and Plan of Merger dated as of September 29, 2006, among 2006 Franklin Congress Corporation, a California corporation and a wholly owned subsidiary of the Company (“Sub”), Catalyst Enterprises, Inc., a California corporation (“Catalyst”), and Nader Salehomoum, as Equityholder Representative

99.1	Press release, dated October 3, 2006.